UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): January 7, 2019
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WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 521 4777
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signature
Ex 99.1

Item 2.02. Results of Operations and Financial Condition.

On January 7, 2019, Wright Medical Group N.V. (Wright) issued a press release announcing preliminary, unaudited net sales for the fourth quarter and fiscal year ended December 30, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
Wright is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (SEC). This information shall not be deemed to be filed with the SEC for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the United States Securities Act of 1933, as amended (Securities Act), except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, Wright makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1. This report shall not be incorporated into any future filings by Wright under the Securities Act or the Exchange Act.
To supplement Wright’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles (GAAP), Wright uses certain non-GAAP financial measures. In the press release furnished as Exhibit 99.1 to this report, Wright uses net sales, excluding the impact of foreign currency, often referred to as net sales on a constant currency basis; net sales growth rates on a constant currency basis; non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin; and non-GAAP adjusted gross margin, in each case from continuing operations.
Wright uses net sales on a constant currency basis for internal budgeting process and evaluation of net sales performance. To measure net sales on a constant currency basis, it is necessary to remove the impact of changes in foreign currency exchange rates, which affects the comparability and trend of net sales. Net sales, on a constant currency basis, is calculated by translating current period results at prior period average foreign currency exchange rates and, in the case of the net sales growth rates on a constant currency basis, then calculating the growth rate.
For internal budgeting and resource allocation process, management also uses EBITDA, EBITDA, as adjusted, and gross margin, as adjusted. EBITDA is calculated by adding back to net loss from continuing operations charges for interest, provision (benefit) from income taxes, depreciation, and amortization expenses. EBITDA, as adjusted, is calculated by excluding non-cash share-based compensation expense, non-operating income and expense, as well as the applicable adjustments below, from EBITDA. Non-GAAP adjusted gross margins are calculated by excluding transaction and transition costs from gross profit from continuing operations and dividing by net sales from continuing operations.
Wright uses non-GAAP financial measures in making operating decisions because Wright believes these measures provide meaningful supplemental information regarding its core operational performance and give it a better understanding of how it should invest in research and development activities and how it should allocate resources to both ongoing and prospective business initiatives. Wright uses these measures to help make budgeting and spending decisions, for example, between research and development and selling, general and administrative expenses. Additionally, management is evaluated on the basis of certain non-GAAP financial measures when determining achievement of performance incentive plan compensation targets. Further, these non-GAAP financial measures facilitate management’s internal comparisons to both Wright’s historical operating results and to its competitors’ operating results by factoring out potential differences caused by charges not related to its regular, ongoing business, including without limitation, non-cash charges, certain large and unpredictable charges, acquisitions and dispositions, legal settlements, and tax positions.
Wright excludes the following items from one or more of its non-GAAP financial measures for the following reasons:
Foreign currency impact on net sales. Wright excludes the foreign currency impact on net sales compared to prior period from its non-GAAP financial measure, primarily because it is not reflective of Wright’s ongoing operating results, and it is not used by management for internal budgeting process and evaluation of net sales performance. Wright further believes that excluding this item is useful to investors in that it allows for period-over-period comparability.
Non-cash interest expense on convertible notes. Wright excludes the non-cash interest expense on convertible notes from its non-GAAP financial measures, primarily because it is a non-cash expense. Wright believes that it is useful to investors to understand Wright’s operational performance, liquidity, and its ability to invest in research and development and to fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from Wright’s non-GAAP financial measures because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of its business operations.

Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Non-cash loss on extinguishment of debt. Wright excludes the non-cash loss on extinguishment of debt from its non-GAAP financial measures, primarily because it is not reflective of Wright’s ongoing operating results, and it is not used by management to assess the core profitability of its business operations. Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Mark-to-market adjustment of derivatives. Wright excludes the adjustment of the mark-to-market adjustments on derivatives from its non-GAAP financial measures, primarily because it is not reflective of Wright’s ongoing operating results, and it is not used by management to assess the core profitability of its business operations. Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Transaction and transition costs. Wright excludes the transaction and transition costs associated with acquisitions and mergers, including the Wright/Tornier merger, from its non-GAAP financial measures, primarily because such costs are not reflective of Wright’s ongoing operating results and are not used by management to assess the core profitability of its business operations Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Non-cash foreign currency translation charges. Wright excludes the non-cash foreign currency translation charges from its non-GAAP financial measures, primarily because such charges are not reflective of Wright’s ongoing operating results, and are not used by management to assess the core profitability of its business operations. Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
BioMimetic CVR mark-to-market adjustments. Wright excludes the adjustment of the mark-to-market adjustments on the contingent value rights associated with acquired assets and liabilities from its BioMimetic acquisition from its non-GAAP financial measures, primarily because it is not reflective of Wright’s ongoing operating results, and it is not used by management to assess the core profitability of its business operations. Wright further believes that excluding this item from its non-GAAP results is useful to investors in that such exclusion allows for period-over-period comparability.
Contingent consideration fair value adjustment. Wright excludes the fair value adjustment of its contingent consideration from its non-GAAP measures, primarily because it is not reflective of Wright’s ongoing operating results, and it is not used by management to assess the core profitability of its business operations. Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Tax benefit related to realizability of net operating losses. Wright excludes a tax benefit related to a change in the realizability of certain U.S. net operating losses following the completion of a tax project from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
U.S. tax provision (benefit) within continuing operations. Wright excludes the U.S. tax provision (benefit) within continuing operations recorded as a result of the pre-tax gain recognized within discontinued operations due to the previously announced $30.75 million insurance settlement from its non-GAAP measures, primarily because it is not reflective of Wright’s ongoing operating results, and it is not used by management to assess the core profitability of its business operations. Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency exchange rate impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.
Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of Wright’s non-GAAP financial measures may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with Wright’s financial results as determined in accordance with GAAP. These measures should only be used to evaluate Wright’s financial results in conjunction with the corresponding GAAP measures. Accordingly, Wright qualifies its use of non-GAAP financial information in a statement when non-GAAP financial information is presented.

All of the historical non-GAAP financial measures used in Wright’s press release are reconciled to the most directly comparable GAAP measure. With respect to Wright’s 2018 financial guidance regarding adjusted EBITDA from continuing operations and long-term financial targets for 2019 through 2021, Wright cannot provide a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort due to its inability to make accurate projections and estimates related to certain information needed to calculate some of the adjustments. However, Wright has described in this report the anticipated differences between these non-GAAP financial measures and the most directly comparable GAAP measure qualitatively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed or furnished with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group N.V. on January 7, 2019 announcing preliminary, unaudited net sales for the fourth quarter and fiscal year ended December 30, 2018 (furnished herewith)

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, including the exhibit hereto, includes forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plans,” “intend,” “could,” “may,” “will,” “believe,” “estimate,” “continue,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this report include, but are not limited to, the preliminary and unaudited net sales results for fourth quarter and full year of 2018 and statements about the company’s anticipated financial results for 2018, including adjusted EBITDA from continuing operations, continued strong shoulder sales growth, accelerating adoption of BLUEPRINT enabling technology, upcoming launch of REVIVE revision shoulder system, strong execution and new product launches during 2019 and new long-term financial targets. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this report is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, risk that Wright’s final net sales results will deviate from the preliminary, unaudited net sales results in this report; failure to achieve anticipated financial results for 2018 or new long-term financial targets, failure to achieve the anticipated financial benefits of the recent Cartiva acquisition, unanticipated clinical performance issues with Cartiva products or the introduction of competitive products with clinical performance attributes that are superior to Cartiva products, failure to achieve wide market acceptance of the Cartiva products due to clinical, regulatory, cost, reimbursement or other issues, the failure of the company’s 2017 U.S. sales force additions to achieve expected results, delay or failure to drive U.S. lower extremities or biologics sales to anticipated levels; continued supply constraints; failure to integrate the legacy Wright and Tornier businesses and realize net sales synergies and cost savings from the merger with Tornier or delay in realization thereof; operating costs and business disruption as a result of the merger, including adverse effects on employee retention and sales force productivity and on business relationships with third parties; integration costs; actual or contingent liabilities; adverse effects of diverting resources and attention to providing transition services to the purchaser of the large joints business; the adequacy of the company’s capital resources and need for additional financing; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated commercial sales of AUGMENT® Bone Graft and other new products; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with the metal-on-metal master settlement agreement and the settlement agreement with the three settling insurers; risks associated with the subsequent metal-on-metal settlement agreements and ability to obtain the additional new insurance proceeds; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K for the year ended December 31, 2017 filed by Wright with the SEC on February 28, 2018 and subsequent SEC filings by Wright, including without limitation its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 filed with the SEC on November 8, 2018. Investors should not place considerable reliance on the forward-looking statements contained in this report. Investors are encouraged to read Wright’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this report speak only as of the date of this report, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019

WRIGHT MEDICAL GROUP N.V.

By: /s/ Lance A. Berry
Name: Lance A. Berry
Title: Senior Vice President and Chief Financial Officer